VALIC COMPANY I

Government Securities Fund

Large Cap Core Fund

Supplement to the Prospectus dated October 1, 2011

At a meeting held on October 24-25, 2011, the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved the appointment of J.P. Morgan Investment Management Inc. (“JPMIM”) as an additional sub-adviser to the Government Securities Fund (“Government Securities”); the termination of Wells Capital Management Incorporated (“Wells Capital”) as the sub-adviser to the Large Cap Core Fund (“Large Cap Core”) and approved the appointment of Columbia Management Investment Advisers, LLC (“Columbia”) as the sub-adviser to Large Cap Core. At the meeting, the Board approved a new investment sub-advisory agreement between each of The Variable Annuity Life Insurance Company (“VALIC”) and JPMIM and between VALIC and Columbia (collectively, the “Sub-Advisory Agreements”) to specifically include Government Securities and Large Cap Core, respectively.

With respect to the Sub-Advisory Agreements, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote; however, an information statement explaining each respective sub-adviser change will be mailed to the shareholders of Government Securities and Large Cap Core. The effective date of each Sub-advisory Agreement will be on or about November 14, 2011 (the “Effective Date”). The following changes will take place upon the Effective Date:

Government Securities

The “Investment Adviser” section of the Fund Summary is amended to reflect the addition of “J.P. Morgan Investment Management Inc.” as an additional sub-adviser to the Fund and the addition of the following portfolio managers:

Name	Portfolio Manager of the Fund Since	Title
Michael Sais	2011	Portfolio Manager
Robert Manning	2011	Portfolio Manager

Large Cap Core

The “Principal Investment Strategies of the Fund” in the Fund Summary is modified by deleting the first sentence in the third paragraph referencing convertible bonds, including junk bonds and convertible preferred stock

The “Principal Risks of Investing in the Fund” in the Fund Summary is modified by deleting Convertible Securities Risk and Interest Rate Risk and adding Growth Style Risk and Value Style Risk as described below.

Growth Style Risk. Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Value Style Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the Sub-adviser’s future value assessment of that security, or may decline. There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

The “Performance Information” section of the Fund Summary is modified to reflect that effective November 14, 2011 the Fund will transition its benchmark from the S&P 500 Index to the Russell 1000 Index because management believes the Russell 1000 Index better reflects the investment style of the new sub-adviser, Columbia.

Average Annual Total Returns (For the period ended December 31, 2010)

	1 Year	5 Years	Since Inception (12/05/2005)
Fund	16.74%	6.79%	5.41%
S&P 500® Index	15.06%	2.29%	2.01%
Russell 1000 Index	16.10%	2.59%	2.32%

The “Investment Adviser” section of the Fund Summary is amended to delete Wells Capital as a sub-adviser of the Fund, to reflect the addition of “Columbia Management Investment Advisers, LLC” as the sub-adviser to the Fund and the addition of the following portfolio managers:

Name	Portfolio Manager of the Fund Since	Title
Guy Pope	2011	Portfolio Manager

The “Additional Information About the Funds’ Investment Strategies and Risks” for the Fund is deleted in its entirety and replaced with the following disclosure:

The sub-adviser combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. The sub-adviser considers, among other factors:

•

Various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The sub-adviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.

•

Potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

•

The financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

•	Overall economic and market conditions.

The sub-adviser may sell a security when the security’s price reaches a target set by the sub-adviser; if the sub-adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The Fund will be able to invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes. The Fund may also invest in real estate securities and in REITs, warrants and rights and in unseasoned issuers.

The “Management — Investment Sub-Advisers” section is amended to add JPMIM as serving as sub-adviser to Government Securities and to delete references to Wells Capital as serving as sub-adviser to Large Cap Core and add information that Columbia serves as sub-adviser to Large Cap Core as follows:

The Government Securities Fund is managed by a team led by Michael Sais and Robert Manning. Mr. Sais is the Managing Director of JPMIM. He is a Fixed Income Fund Manager for the Insurance Asset Management Team responsible for managing investments consistent with the unique requirements of insurance industry clients. Additionally, he is a member of the Columbus Taxable Bond Team where he has served as lead manager for the JPMIM Ultra Short-Term Bond Fund since 1995 and Government Bond Products since 1996. Mr. Sais joined the firm in 1994 as a senior fixed income research analyst responsible for the valuation and analysis of the mortgage-backed securities market. Mr. Manning is Vice President of JPMIM. He is a portfolio manager for Insurance Solutions.

Previously, he was a member of the Fixed Income Portfolio Management Group that supports Mid-Institutional Portfolios. Mr. Manning joined the firm in 1999.

Large Cap Core Fund

Columbia Management Investment Advisers, LLC (“Columbia”)

225 Franklin Street, Boston, MA 02110

Columbia is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc., which is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. Columbia’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to mutual funds, Columbia acts as an investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries. Columbia managed $327 billion in assets as of June 30, 2011.

The Large Cap Core Fund is managed by Guy Pope. Mr. Pope is a managing Director and a Senior Portfolio Manager for Columbia. He joined the firm as part of its acquisition of the long-term asset management business of Columbia Management Group, LLC (“CMG”) from Bank of America. Mr. Pope joined CMG in 1993 and has been a member of the investment community since 1993.

Date: October 26, 2011